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                                                                    Exhibit 23.1
                                                                    ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K for the year ended December 29, 2001 into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-32957 and 333-40130 and Form S-3 File No. 333-44252.

/s/ Arthur Andersen LLP

Arthur Andersen LLP
Boston, Massachusetts
March 28, 2002